Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

Supplement dated March 20, 2008

to the Prospectus dated February 28, 2008

Effective immediately, on page 60 in the “Information About Advisers” section of the Prospectus, the following information is hereby added:

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Focused Mid-Cap Growth Portfolio	Eric Mintz, CFA Assistant Portfolio Manager (Eagle)	Mr. Mintz has been an Assistant Portfolio Manager at Eagle since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the Portfolio. Mr. Mintz does not have individual discretion over the assets of the Portfolio. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005. Mr. Mintz holds a B.A. in economics from Washington and Lee University, earned his M.B.A. from the University of Southern California and received his Chartered Financial Analyst designation in 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP1-FOCPR-2/08

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated March 20, 2008 to the

Statement of Additional Information (“SAI”) dated February 28, 2008

Effective immediately, in the section titled “Adviser, Personal Securities Trading, Distributor and Administrator,” on page B-71 of the SAI, under the heading “Additional Information about the Portfolio Managers,” the following information is hereby added:

Portfolio	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of March 11, 2007)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions except as noted)	No. of Accounts	Assets ($ millions except as noted)	No. of Accounts	Assets ($ millions except as noted)*
Mid-Cap Growth Portfolio	Eagle	Eric Mintz	11	$722.5	2	$39.6	2,874	$2.1 billion

*	One of the accounts included in the total, consisting of $32.8 million of total assets, has a performance-based advisory fee.

Additionally, in the section titled “Adviser, Personal Securities Trading, Distributor and Administrator,” on page B-74 of the SAI, in the table under the heading “Portfolio Manager Ownership of Fund Shares,” the following information is hereby added:

Portfolio	Name of Adviser	Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund Managed by the Named Portfolio Manager
Focused Mid-Cap Growth Portfolio	Eagle	Eric Mintz	None

Additionally, in the section titled “Adviser, Personal Securities Trading, Distributor and Administrator,” on page B-78 of the SAI, under the heading “Additional Information on Portfolio Managers’ Compensation,” the following information is hereby added after the first paragraph following “Eagle”:

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Mr. Mintz’s compensation is based on his performance as a research analyst as well as his contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as an Assistant Portfolio Manager of the Portfolio and other similarly managed accounts. Mr. Mintz also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.